UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 26, 2021

SEACOAST BANKING CORPORATION OF FLORIDA
(Exact Name of Registrant as Specified in Charter)

Florida	000-13660	59-2260678
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

815 COLORADO AVENUE,	STUART	FL	34994
(Address of Principal Executive Offices)			(Zip Code)

Registrant’s telephone number, including area code (772) 287-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.10 par value	SBCF	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

SEACOAST BANKING CORPORATION OF FLORIDA

Item 5.07    Submission of Matters to a Vote of Security Holders.

On May 26, 2021, Seacoast Banking Corporation of Florida (the “Company”) held its 2021 Annual Meeting of Shareholders. Of the 55,295,596 shares of common stock of the Company outstanding as of the record date for the Annual Meeting, 50,295,551 shares were present at the meeting in person or by proxy. The final results of each of the proposals voted on by the Company’s shareholders are described below:

Proposal One – Elect Directors: To elect four incumbent Class I directors. The vote for each director is as set forth below.

	Number of Shares
Nominee	Votes For	Votes Withheld	Broker Non-Votes
Jacqueline L. Bradley	45,982,344	93,733	4,219,474
H. Gilbert Culbreth, Jr.	43,374,593	2,701,484	4,219,474
Christopher E. Fogal	44,908,326	1,167,751	4,219,474
Charles M. Shaffer	45,574,230	501,847	4,219,474

The four nominees were each elected to the board by a plurality of the votes cast, as required by the Company’s bylaws.

Proposal Two – Approval and Adoption of the Company’s 2021 Incentive Plan: To approve and adopt the Company’s 2021 Incentive Plan, reserving for issuance up to 1,750,000 shares of the Company’s common stock.

Votes For	Votes Against	Abstentions	Broker Non-Votes
44,836,819	1,204,723	34,535	4,219,474

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

Proposal Three – Amendment of Employee Stock Purchase Plan: To approve an amendment to Section 2 of Seacoast’s Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”) to increase the number of authorized shares of common stock reserved for issuance under the plan from 300,000 to 800,000.

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,952,058	76,841	47,178	4,219,474

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

Proposal Four – Advisory (Non-binding) Vote to Approve Compensation of Named Executive Officers: To hold an advisory vote to approve, on a non-binding basis, the compensation of the Company’s named executive officers as disclosed in the Company’s proxy statement.

Votes For	Votes Against	Abstentions	Broker Non-Votes
45,308,814	683,590	83,673	4,219,474

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

Proposal Five – Ratification of Auditors: To ratify the appointment of Crowe LLP as independent auditors for the Company for the fiscal year ending December 31, 2021.

Votes For	Votes Against	Abstentions
49,497,830	781,017	16,704

The vote required to approve this proposal was the affirmative vote of a majority of the votes cast on the proposal. Accordingly, this proposal was approved.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEACOAST BANKING CORPORATION OF FLORIDA

Dated: June 1, 2021	/s/ Charles M. Shaffer
Charles M. Shaffer
President and Chief Executive Officer